BLACKROCK SENIOR FLOATING RATE FUND, INC.
BLACKROCK SENIOR FLOATING RATE FUND II, INC.
(each, a “Fund”)

SUPPLEMENT DATED SEPTEMBER 24, 2010 TO THE
PROSPECTUS OF EACH FUND DATED DECEMBER 29, 2009

Effective September 24, 2010, each Fund’s Prospectus is amended and supplemented as set forth below.

BlackRock Advisors, LLC announced on September 17, 2010 that the Board of Directors/Trustees of each of BlackRock Senior Floating Rate Fund, Inc. (XMPFX), BlackRock Senior Floating Rate Fund II, Inc. (XMPCX) and BlackRock Funds II approved the reorganizations of BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc. into the BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds II, with the BlackRock Floating Rate Income Portfolio being the surviving fund (the “Reorganizations”).

If approved by shareholders, it is currently expected that each Reorganization would be completed in the first quarter of 2011, subject to regulatory requirements and customary closing conditions being satisfied. In connection with the Reorganizations, the Board of Directors of Master Senior Floating Rate LLC (the “Master LLC”) approved the liquidation and dissolution of the Master LLC and the distribution of its assets in the event one or both of the Reorganizations are approved by shareholders.

In approving the Reorganizations, the Boards considered, among other things, each fund’s investment objective, investment policies and strategies, risk factors, net asset value performance, portfolio management team, distribution yield and earnings, expenses and certain structural differences among the funds, including that the BlackRock Floating Rate Income Portfolio, as an open-end fund, offers shareholders daily liquidity for its shares. The investment objectives, policies and strategies of BlackRock Senior Floating Rate Fund, Inc., BlackRock Senior Floating Rate Fund II, Inc. and the Master LLC are similar and compatible to those of the BlackRock Floating Rate Income Portfolio.

The sub-section entitled “Investment Adviser, Sub-Adviser and Administrator” under the section entitled “Prospectus Summary” in each Fund's prospectus is amended and restated in its entirety as follows:

BlackRock Advisors, LLC, the Investment Adviser, provides investment advisory services to the Master LLC and administrative services to the Fund. The Investment Adviser has the responsibility for making all investment decisions for the Master LLC. The Investment Adviser has a sub-advisory agreement with BlackRock Financial Management, Inc. (the “Sub-Adviser”), an affiliate, under which the Investment Adviser pays the Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the investment advisory fee paid by the Master LLC to the Investment Adviser. The Sub-Adviser is responsible for the day-to-day management of the Master LLC’s portfolio. As used in this Prospectus, the term “Investment Adviser” includes the Sub-Adviser. For advisory services, the Master LLC pays the Investment Adviser a fee at the annual rate of 0.95% of the Master LLC’s average daily net assets. For its administrative services, the Fund also pays BlackRock Advisors, LLC, as the administrator (the “Administrator”), a fee at the annual rate of 0.40% of the Fund’s average daily net assets.

The last sentence in the third paragraph under the sub-section entitled “Description of Participation Interests” under the section entitled “Investment Objective and Policies” in each Fund's prospectus is replaced with the following sentence:

The Master LLC invests in corporate loans through participation agreements only if, at the time of investment, the outstanding debt obligations of the agent bank and any intermediate participant from whom the Master LLC purchases a participation pursuant to a participation agreement are investment grade (i.e., rated BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody’s, or determined to be of comparable quality in the judgment of the Investment Adviser).

Investors Should Retain This Supplement For Future Use

Code# PR-SFR1&2-0910-SUP